Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of GSO Palmetto Opportunistic Investment Partners LP, GSO Credit-A Partners LP, GSO Special Situations Master Fund LP, GSO Cactus Credit Opportunities Fund LP, GSO Credit Alpha Trading (Cayman) LP , GSO Palmetto Opportunistic Associates LLC, GSO Credit-A Associates LLC, GSO Holdings I L.L.C., GSO Capital Partners LP, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Bennett J. Goodman, J. Albert Smith III, and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Eastman Kodak Company, a New Jersey corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 11th day of April, 2018.

GSO Palmetto Opportunistic Investment Partners LP

By:	GSO Palmetto Opportunistic Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Credit-A Partners LP

By:	GSO Credit-A Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Palmetto Opportunistic Associates LLC

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Joint Filing Agreement - Eastman Kodak Company]

GSO Credit-A Associates LLC

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Special Situations Master Fund LP

By:	GSO Capital Partners LP, its investment advisor

By	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO Cactus Credit Opportunities Fund LP

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Credit Alpha Trading (Cayman) LP

By:	GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Capital Partners LP

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Holdings I L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Joint Filing Agreement - Eastman Kodak Company]

GSO Advisor Holdings L.L.C.

By:	Blackstone Holdings I L.P., its sole member

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Blackstone Holdings I L.P.

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Blackstone Holdings II L.P.

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Blackstone Holdings I/II GP Inc.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

The Blackstone Group L.P.

By:	Blackstone Group Management L.L.C.,
its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Joint Filing Agreement - Eastman Kodak Company]

Blackstone Group Management L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Stephen A. Schwarzman

/s/ Stephen A. Schwarzman

Bennett J. Goodman

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Attorney-in-Fact

J. Albert Smith III

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Attorney-in-Fact

[Joint Filing Agreement - Eastman Kodak Company]